SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported): May 7, 2003
                                                            -----------


                                   QUIPP, INC.
                                   -----------
                 (Exact Name of Registrant Specified in Charter)

          Florida                      0-14870                  59-2306191
          --------                     --------                 ----------
      (State or Other             (Commission File           (I.R.S. Employer
      Jurisdiction of                  Number)              Identification No.)
       Incorporation)



                 4800 NW 157th Street
                       Miami, Florida                         33014
       ----------------------------------------            ----------
       (Address of Principal Executive Offices)            (Zip Code)



       Registrant's telephone number, including area code: (305) 623-8700
                                                           ---------------



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        The following exhibit is being furnished in connection with disclosure pursuant to Item 12 of this Form 8-K.

        Exhibit No.   Description

          99.1        Press Release Dated May 7, 2003


ITEM 9. REGULATION FD DISCLOSURE (INCLUDING INFORMATION PROVIDED UNDER ITEM 12, "RESULTS OF OPERATIONS AND FINANCIAL CONDITION")

        The following information is furnished to the Commission under Item 12 of Form 8-K. The information required by Item 12 is being furnished Pursuant to this Item 9 in accordance with the interim guidance provided by The Securities and Exchange Commission in "Filing Guidance Related
        To: Conditions for Use of Non-GAAP Financial Measures; and Insider Trades During Pension Fund Blackout Periods" (Release No., 33-8216, March 27, 2003).

        On May 7, 2003, Quipp, Inc. issued a press release announcing first quarter 2003 earnings. This information is furnished herewith as Exhibit
        99.1 and is incorporated herein by reference.

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    QUIPP, INC.


Date: May 8, 2003                   By: /s/ Michael S. Kady
      -----------                      -----------------------------------------
                                       Michael S. Kady
                                       President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                Description

99.1               Press Release Dated May 7, 2003